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Company
402775 B0  12 15 2015  FS 2346264 07 00 Great American
Insurance
 Company
402775
SR F9808 Ed 08 95
INVESTMENT COMPANY BOND
GREAT AMERICAN INSURANCE COMPANY

A Stock Insurance Company  Herein Called the Underwriter
DECLARATIONS 	Bond No FS 2346264 07 00
Item 1 Name of Insured herein called Insured Small Cap Value
Fund Inc
Principal Address 	8150 N Central Expressway M1120
Dallas TX 75206 1815
Item 2 Bond Period from 1201 am 12 26 2015 to 1201 am
 12 26 2016 the effective date of the termination or cancellation of this Bond standard time at the Principal Address as to each of said dates
Item 3 Limit of Liability Subject to Sections 9 10 and
 12 hereof
Amount applicable to
Limit of Liability Deductible Insuring Agreement A Fidelity 225000 Insuring Agreement B On Premises 225 000 5 000 Insuring Agreement C In Transit 225 000 5 000 Insuring
 Agreement D Forgery or Alteration 225 000 5 000 Insuring Agreement E Securities 225 000 5 000 Insuring Agreement
F Counterfeit Currency  225 000  5 000 Insuring Agreement
G Stop Payment 100 000  5 000 Insuring Agreement
H Uncollectible Items of Deposit 100 000 5 000 Insuring Agreement I Audit Expense 100 000 5 000 Insuring Agreement
 J Telefacsimile Transmissions 225 000 5 000 Insuring Agreement K Unauthorized Signatures 100 000 5 000
Optional Insuring Agreements and Coverages
Insuring Agreement L Computer Systems  225 000  5 000 Insuring
 Agreement M Automated Phone Systems Not Covered NA
If Not Covered is inserted above opposite any specified Insuring
 Agreement or Coverage such Insuring Agreement or Coverage and any other reference thereto in this Bond shall be deemed to be deleted therefrom
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Item 4 	Offices or Premises Covered-Offices acquired or
established subsequent to the effective date of this Bond are covered according to the terms of General Agreement A
 All the Insureds offices or premises in existence at the time this Bond becomes effective are covered under this Bond except the offices or premises located as follows
NA
Item 5 The liability of the Underwriter is subject to the terms of the following Riders attached hereto See Form FI8801
Item 6 The Insured by the acceptance of this Bond gives to the Underwriter terminating or cancelling prior Bonds or
Policyies Nos
FS 2346264 06
such termination or cancellation
 to be effective as of the time this Bond becomes effective

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INVESTMENT COMPANY BOND
The Underwriter in consideration of an agreed premium and subject to the Declarations made a part hereof the General Agreements Conditions and Limitations and other terms of this Bond agrees with the Insured in accordance with Insuring Agreements hereof to which an amount of insurance is applicable as set forth in Item 3 of the Declarations and with respect to loss sustained by the Insured at any time but discovered during the Bond period to indemnify and hold harmless the Insured for

INSURING AGREEMENTS
A FIDELITY
Loss resulting from any dishonest or fraudulent acts including Larceny or Embezzlement committed by an Employee committed anywhere and whether committed alone or in collusion with others including loss of Property resulting from such acts of an Employee which Property is held by the Insured for any purpose or in any capacity and whether so held gratuitously or not and whether or not the Insured is liable therefor
Dishonest or fraudulent acts as used in this Insuring
Agreement shall mean only dishonest or fraudulent acts committed by such Employee with the manifest intent a to cause the Insured to sustain such loss and

b
to obtain financial benefit for the Employee or for any other person or organization intended by the Employee to receive such benefit other than salaries commissions fees bonuses promotions awards profit sharing pensions or other employee benefits earned in the normal course of employment



B ON PREMISES
Loss of Property occurring with or without negligence
or violence through robbery  burglary  Larceny  theft
holdup  or other fraudulent means  misplacement
mysterious unexplainable disappearance  damage
thereto or destruction thereof  abstraction or removal
from the possession  custody or control of the Insured
and loss of subscription  conversion  redemption or
deposit privileges through the misplacement or loss of
Property  while the Property is or is supposed or
believed by the Insured to be lodged or deposited
within any offices or premises located anywhere
except in an office listed in Item 4 of the Declarations
or amendment thereof or in the mail or with a carrier
for hire other than an armored motor vehicle company
 for the purpose of transportation
Offices and Equipment
1
Loss of or damage to furnishings fixtures stationary supplies or equipment within any of the Insureds offices covered under this Bond caused by Larceny or theft in or by burglary robbery or holdup of such office or attempt thereat or by vandalism or malicious mischief or

2
loss through damage to any such office by Larceny or theft in or by burglary robbery or holdup of such office or attempt thereat




C IN TRANSIT
Loss of Property occurring with or without negligence or violence through robbery Larceny theft holdup misplacement mysterious unexplainable disappearance being lost or otherwise made away with damage thereto or destruction thereof and loss of subscription conversion redemption or deposit privileges through the misplacement or loss of Property while the Property is in transit anywhere in the custody of any person or persons acting as messenger except while in the mail or with a carrier for hire other than an armored motor vehicle company for the purpose of transportation such transit to begin immediately upon receipt of such Property by the transporting person or persons and to end immediately upon delivery thereof at destination

D FORGERY OR ALTERATION
Loss through FORGERY or ALTERATION of  on or in
any bills of exchange  checks  drafts  acceptances
certificates of deposit  promissory notes  or other
written promises  orders or directions to pay sums
certain in money due bills  money orders  warrants
orders upon public treasuries  letters of credit  written
instructions  advices or applications directed to the
SR F9808 Ed   08 95 	Page 1 of 12

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Insured  authorizing or acknowledging the transfer
 payment delivery or receipt of funds or Property which instructions or advices or applications purport to have been signed or endorsed by any customer of the Insured shareholder or subscriber to shares whether certificated or uncertificated of any Investment Company or by any financial or banking institution or stock broker but which instructions advices or applications either bear the forged signature or Endorsement or have been altered without the knowledge and consent of such customer shareholder or subscriber to shares whether certificated or uncertificated of an Investment Company financial or banking institution or stockbroker withdrawal orders or receipts for the withdrawal of funds or Property or receipts or certificates of deposit for Property and bearing the name of the Insured as issuer or of another Investment Company for which the Insured acts as agent excluding however any loss covered under Insuring Agreement
 F hereof whether or not coverage for Insuring Agreement
 F is provided for in the Declarations of this Bond
Any check or draft a made payable to a fictitious payee and endorsed in the name of such fictitious payee or b procured in a transaction with the maker or drawer thereof or with one acting as an agent of such maker or drawer or anyone impersonating another and made or drawn payable to the one so impersonated and endorsed by anyone other than the one impersonated shall be deemed to be forged as to such Endorsement
Mechanically reproduced facsimile signatures are treated the same as handwritten signatures

E SECURITIES
Loss sustained by the Insured  including loss sustained
 by reason of a violation of the constitution  bylaws
rules or regulations of any Self Regulatory Organization
 of which the Insured is a member or which would have
 been imposed upon the Insured by the constitution  by
laws  rules or regulations of any Self Regulatory
 Organization if the Insured had been a member thereof
1 	through the Insureds having  in good faith
 and in the course of business whether for its own account or for the account of others in any representative fiduciary agency or any other capacity either gratuitously or otherwise purchased or otherwise acquired accepted or received or sold or delivered or given any value extended any credit or assumed any liability on the faith of or otherwise acted upon any securities documents or other written instruments which prove to have been
a
counterfeited  or

b
forged as to the signature of any maker drawer issuer endorser assignor lessee transfer agent or registrar acceptor surety or guarantor or as to the signature of any person signing in any other capacity or

c
raised or otherwise altered  or lost  or stolen  or



2 	through the Insureds having  in good faith
 and in the course of business guaranteed in writing or witnessed any signatures whether for valuable consideration or not and whether or not such guaranteeing or witnessing is ultra vires the Insured upon any transfers assignments bills of sale powers of attorney guarantees Endorsements or other obligations upon or in connection with any securities documents or other written instruments and which pass or purport to pass title to such securities documents or other written instruments EXCLUDING losses caused by FORGERY or ALTERATION of on or in those instruments covered under Insuring Agreemen9 D hereof
Securities  documents or other written instruments

shall be deemed to mean original including original counterparts negotiable or non-negotiable agreements which in and of themselves represent an equitable interest ownership or debt including an assignment thereof which instruments are in the ordinary course of business transferable by delivery of such agreements with any necessary Endorsement or assignment
The word counterfeited as used in this Insuring

Agreement shall be deemed to mean any security document or other written instrument which is intended to deceive and to be taken for an original
Mechanically reproduced facsimile signatures are treated the same as handwritten signatures

F COUNTERFEIT CURRENCY
Loss through the receipt by the Insured  in good faith
of any counterfeited money orders or altered paper
currencies or coin of the United States of America or
Canada issued or purporting to have been issued by
the United States of America or Canada or issued
pursuant to a United States of America or Canadian
statute for use as currency
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G STOP PAYMENT
Loss against any and all sums which the Insured shall become obligated to pay by reason of the Liability imposed upon the Insured by law for damages
For having either complied with or failed to comply with any written notice of any customer shareholder or subscriber of the Insured or any Authorized Representative of such customer shareholder or subscriber to stop payment of any check or draft made or drawn by such customer shareholder or subscriber or any Authorized
 Representative of such customer shareholder or subscriber or
For having refused to pay any check or draft
 made or drawn by any customer shareholder or subscriber of the Insured or any Authorized
Representative of such customer shareholder or subscriber

H UNCOLLECTIBLE ITEMS OF DEPOSIT
Loss resulting from payments of dividends or fund
shares  or withdrawals permitted from any customers
shareholders or subscribers account based upon
Uncollectible items of Deposit of a customer
shareholder or subscriber credited by the Insured or
the Insureds agent to such customers  shareholders
or subscribers Mutual Fund Account or
loss resulting from any item of Deposit processed
through an Automated Clearing House which is
reversed by the customer  shareholder or subscriber
and deemed uncollectible by the Insured
Loss includes dividends and interest accrued not to
exceed 15 percent of the Uncollectible items which are
deposited
This Insuring Agreement applies to all Mutual Funds
with exchange privileges if all Funds in the
exchange program are insured by a Great American
Insurance Company of Cincinnati  OH for Uncollectible
Items of Deposit   Regardless of the number of
transactions between Funds the minimum number of days of deposit within the Funds before withdrawal as declared in the Funds prospectus shall begin from the date a deposit was first credited to any Insured
Funds

I 	AUDIT EXPENSE
Expense incurred by the Insured for that part of the
costs of audits or examinations required by any
governmental regulatory authority to be conducted
either by such authority or by an independent
accountant by reason of the discovery of loss
sustained by the Insured through any dishonest or
fraudulent acts  including Larceny or Embezzlement
of any of the Employees   The total liability of the
Underwriter for such expense by reason of such acts of any Employee or in which such Employee is concerned or implicated or with respect to any one audit or examination is limited to the amount stated opposite Audit Expense in Item 3 of the Declarations it being understood however that such expense shall be deemed to be a loss sustained by the Insured through any dishonest or fraudulent acts including
Larceny or Embezzlement of one or more of the Employees and the liability under this paragraph shall be in addition to the Limit of Liability stated in Insuring
Agreement A in Item 3 of the Declarations

J TELEFACSIMILE TRANSMISSIONS
Loss resulting by reason of the Insured having transferred paid or delivered any funds or Property established any credit debited any account or given any value relying on any fraudulent instructions sent by a customer or financial institution by Telefacsimile
Transmission directed to the Insured authorizing or acknowledging the transfer payment or delivery of funds or property the establishment of a credit debiting of any account or the giving of value by the Insured but only if such telefacsimile instructions i bear a valid test key exchanged between the Insured and a customer or another financial institution with authority to use such test key for Telefacsimile instructions in the ordinary course of business but which test key has been wrongfully obtained by a person who was not
 authorized to initiate make validate or authenticate a test key arrangement and

ii
fraudulently purport to have been sent by such customer
 or financial institution but which telefacsimile instructions are transmitted without the knowledge or consent of such customer or financial institution by a person other than such customer or financial institution and which bear a forged signature


Telefacsimile means a system of transmitting written documents by electronic signals over

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telephone lines to equipment maintained by the
 order  draft  made or drawn on a customers
account Insured within its communication room
for the which bears the signature or Endorsement
of one other purposes of reproducing a copy of
 said document   than a person whose name and
signature is on the It does not mean electronic communication sent application on file with the Insured as a signatory on by Telex TWC or electronic mail  or Automated such account
 Clearing House
It shall be a condition precedent to the Insureds

K UNAUTHORIZED SIGNATURES 	right to recovery
under this Insuring Agreement
that the Insured shall have on file signatures of all Loss resulting directly from the Insured having persons who are authorized signatories on such accepted paid or cashed any check or withdrawal account
GENERAL AGREEMENTS
A
ADDITIONAL OFFICES OR EMPLOYEES CONSOLIDATION
 OR MERGER NOTICE

1
If the Insured shall  while this Bond is in force
 establish any additional office or offices  such
 office or offices shall be automatically covered
 hereunder from the dates of their establishment
respectively   No notice to the Underwriter of an
increase during any premium period in the number of offices or in the number of Employees at any of the offices covered hereunder need be given and no additional premium need be paid for the remainder of such premium period

2
If an Investment Company  named as Insured herein
 shall while this Bond is in force merge or consolidate with or purchase the assets of another institution coverage for such acquisition shall apply automatically from the date of acquisition
 The Insured shall notify the Underwriter of such acquisition within 60 days of said date and an additional premium shall be computed only if such acquisition involves additional offices or employees



B
WARRANTY


No statement made by or on behalf of the Insured whether contained in the application or otherwise shall
be deemed to be a warranty of anything except that
 it
is true to the best of the knowledge and belief of the person making the statement

C COURT COSTS AND ATTORNEYS FEES Applicable
 to all Insuring Agreements or Coverages now
 or hereafter forming part of this Bond
The Underwriter will Indemnify the Insured
 against court costs and reasonable attorneys
 fees incurred
and paid by the Insured in defense  whether
 or not successful  whether or not fully
litigated on the merits and whether or not
settled of any suit or legal proceeding brought
 against the Insured to enforce the Insured  s
liability or alleged liability on account of any
 loss  claim or damage which  if established against
 the Insured  would constitute a loss sustained by
 the Insured covered under the terms of this Bond
 provided  however  that with respect to Insuring
 Agreement A this indemnity shall apply only
in the event that
1
an Employee admits to being guilty of any dishonest or fraudulent acts including Larceny or Embezzlement or

2
an Employee is adjudicated to be guilty of any dishonest or fraudulent acts including Larceny or Embezzlement

3
in the absence of 1 or 2 above an arbitration panel agrees after a review of an agreed statement of facts that an Employee would be found guilty of dishonesty if such Employee were prosecuted


The Insured shall promptly give notice to
 the Underwriter of any such suit or legal
proceeding and at the request of the Underwriter
 shall furnish it with copies of all pleadings
 and other papers therein   At the Underwriters
 election the Insured shall permit the
 Underwriter to conduct the defense of
 such suit or legal proceeding  in the Insureds
 name  through attorneys of the Underwriters
selection   In such event  the Insured shall
 give all reasonable information and assistance which the Underwriter shall deem necessary to the proper defense of such suit or legal proceeding
If the Insureds liability or alleged liability is greater than the amount recoverable under this Bond or if a Deductible Amount is applicable the liability of the

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Underwriter under this General Agreement is
 limited to D FORMER EMPLOYEE that percentage
 of litigation expense determined by pro
ration of the Bond limit of liability to the
 amount Acts of Employee  as defined in this
Bond  are claimed  after the application of any
deductible   This covered under Insuring Agreement
 A only while the litigation expense will be in
addition to the Limit of Employee is in the Insureds
 employ   Should loss Liability for the applicable
 Insuring Agreement   involving a former Employee
 of the Insured be
discovered subsequent to the termination of employment coverage would still apply under Insuring Agreement A if the direct proximate cause of the loss occurred while the former Employee performed duties within the scope of his her employment

THE FOREGOING INSURING AGREEMENTS AND
GENERAL
 AGREEMENTS ARE SUBJECT TO
THE FOLLOWING CONDITIONS
AND
LIMITATIONS

SECTION 1   DEFINITIONS
The following terms  as used in this Bond
shall have he respective meanings stated in this Section
a 	Employee means
1
any of the Insureds officers partners or employees and

2
any of the officers or employees of any predecessor of the Insured whose principal assets are acquired by the Insured by consolidation or merger with or purchase of assets of capital stock of such predecessor  and

3
attorneys retained by the Insured to perform legal services for the Insured and the employees of such attorneys while such attorneys or the employees of such attorneys are performing such services for the Insured and

4
guest students pursuing their studies or duties in any of the Insureds offices and

5
directors or trustees of the Insured the investment advisor underwriter distributor transfer agent or shareholder accounting record keeper or administrator authorized by written agreement to keep financial and or other required records  but only while
 performing acts coming within the scope of the usual duties of an officer or employee or while acting as a member of any committee duly elected or appointed to examine or audit or


have custody of or access to the Property
 of the Insured  and
6
any individual or individuals assigned to
 perform the usual duties of an employee within the premises of the Insured by contract or by any agency furnishing temporary personnel on a contingent or part time basis and

7
each natural person partnership or corporation authorized by written agreement with the Insured to perform services as electronic data processor of checks or other accounting records of the Insured but excluding any such processor who acts as transfer agent or in any other agency capacity in issuing checks drafts or securities for the Insured unless included under Sub-section 9 hereof  and

8
those persons so designated in section 15
 Central Handling of Securities  and

9
any officer  partner or Employee of

a
an investment advisor

b
an underwriter distributor

c
a transfer agent or shareholder accounting
 record-keeper  or
d
an administrator authorized by written agreement to keep financial and or other required records for an Investment Company named as Insured while





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performing acts coming within the scope of the
 usual duties of an officer or Employee of any
Investment Company named as Insured herein
 or while acting as a member of any committee
duly elected or appointed to examine or audit
or have custody of or access to the Property of
 any such Investment Company  provided that only
 Employees or partners of a transfer agent
 shareholder accounting record-keeper or
administrator which is an affiliated person
 as defined in the Investment Company Act of
 1940  of an Investment Company named as Insured
or is an affiliated person of the adviser
underwriter or administrator of such Investment
Company  and which is not a bank  shall be
included within the definition of Employee
Each employer of temporary personnel or
processors as set forth in Sub-Sections 6
and 7 of Section 1 a and their partners
officers and employees shall collectively
be deemed to be one person for all the
purposes of this Bond  excepting
however  the last paragraph of Section 13
Brokers  or other agents under contract or
representatives of the same general
character shall not be considered
Employees
b 	Property means money i  e   currency
 coin  bank notes  Federal Reserve notes
 postage and revenue stamps  U  S   Savings
 Stamps  bullion  precious metals of all kinds
 and in any form and articles made therefrom
 jewelry  watches  necklaces  bracelets  gems
 precious and semi-precious stones  Bonds
securities  evidences of debts  debentures
 scrip  certificates  interim receipts  warrants
rights  puts  calls  straddles  spreads  transfers
 coupons  drafts  bills of exchange  acceptances
notes  checks  withdrawal orders  money orders
warehouse receipts  bills of lading  conditional
 sales contracts  abstracts of title  insurance
Policies  deeds  mortgages under real estate and
or chattels and upon interests therein  and
assignments of such Policies  mortgages and
 instruments  and other valuable papers  including
books of account and other records used by the Insured
 in the conduct of its business  and all other
instruments similar to or in the nature of the
foregoing including Electronic Representations of
 such Instruments enumerated above but excluding
 all data processing records in which the Insured
 has an interest or in which the Insured acquired
 or should have acquired an interest by reason of
 a predecessor  s declared financial condition at
 the time of the Insured  s consolidation or merge
 with  or purchase of the principal assets of
such predecessor or which are held by the Insured
 for any purpose or in any capacity and whether so
held by the Insured for any purpose or in any capacity
and whether so held gratuitously or not and whether
 or not the Insured is liable therefor
c
  Forgery   means the signing of the name of another
 with the intent to deceive it does not include the signing of one s own name with or without authority in any capacity or for any purpose

d
  Larceny and Embezzlement   as it applies to any named
 Insured means those acts as set forth in Section 37
 of the Investment Company Act of 1940

e
  Items of Deposit   means any one or more checks and
drafts



SECTION 2   EXCLUSIONS
THIS BOND DOES NOT COVER
a
loss effected directly or indirectly by means of forgery or alteration of on or in any instrument except when covered by Insuring Agreement A D E or F

b
loss due to riot or civil commotion outside the
 United States of America and Canada; or loss d ue to military naval or usurped power war or insurrection unless such loss occurs in transit in the circumstances recited in Insuring Agreement
 D and unless when such transit was initiated there was no knowledge of such riot civil commotion military naval or usurped power war or insurrection on the part of any person acting for the Insured in initiating such transit

c
loss in time of peace or war directly or indirectly caused by or resulting from the effects of nuclear fission or fusion or radioactivity; provided however  that this paragraph shall not apply to
 loss resulting from industrial uses of nuclear energy

d
loss resulting from any wrongful act or acts of any person who is a member of the Board of Directors of the Insured or a member of any equivalent body by whatsoever name known unless such person is



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also an Employee or an elected official  partial
 owner or partner of the Insured in some other capacity nor in any event loss resulting from the act or acts of any person while acting in the capacity of a member of such Board or equivalent body
e
loss resulting from the complete or partial nonpayment of or default upon any loan or transaction in the nature of or amounting to a loan made by or obtained from the Insured or any of its partners directors or Employees whether authorized or unauthorized and whether procured in good faith or through trick artifice fraud or false pretenses unless such loss is covered under Insuring Agreement A E or F

f
loss resulting from any violation by the Insured or by any Employee

1
of law regulating a the issuance  purchase or sale
 of securities b securities transactions upon Security Exchanges or over the counter market c
 Investment Companies  or d Investment Advisors  or

2
of any rule or regulation made pursuant to any such law




unless such loss in the absence of such laws rules or regulations would be covered under Insuring Agreements A or E g loss of Property or loss of privileges through the misplacement or loss of Property as set forth in Insuring Agreement C or D while the Property is in the custody of any armored motor vehicle company unless such loss shall be in excess of the amount recovered or received by the Insured under a the Insureds contract with said armored motor vehicle company b insurance carried by said armored motor vehicle company for the benefit of users of its service and c all other insurance and indemnity in force in whatsoever form carried by or for the benefit of users of said armored motor vehicle company s service and then this Bond shall cover only such excess

h
potential income including but not limited to interest and dividends not realized by the Insured because of a loss covered under this Bond except as included under Insuring Agreement I


i
all damages of any type for which the Insured is legally liable except direct compensatory damages arising from a loss covered under this Bond

j
loss through the surrender of Property away from an office of the Insured as a result of a threat

1
to do bodily harm to any person  except loss of
 Property in transit in the custody of any person acting as messenger provided that when such transit was initiated there was no knowledge by the Insured of any such threat or

2
to do damage to the premises or Property of the Insured except when covered under Insuring Agreement A



k
all costs fees and other expenses incurred by the Insured in establishing the existence of or amount of loss covered under this Bond unless such indemnity is provided for under Insuring Agreement I

l
loss resulting from payments made or withdrawals from the account of a customer of the Insured shareholder or subscriber to shares involving funds erroneously credited to such account unless such payments are made to or withdrawn by such depositor or representative
 of such person who is within the premises of the drawee bank of the Insured or within the office of the
 Insured at the time of such payment or withdrawal or unless such payment is covered under Insuring Agreement A

m
any loss resulting from Uncollectible Items of Deposit which are drawn from a financial institution outside the fifty states of the United States of America
District of Columbia and territories and possessions of the United States of America and Canada



SECTION 3   ASSIGNMENT OF RIGHTS
This Bond does not afford coverage in favor of any
 Employers of temporary personnel or of processors
 as set forth in subsections 6 and 7 of Section 1a
 of this Bond  as aforesaid  and upon payment to
 the insured by the Underwriter on account of any
loss through dishonest or fraudulent acts including
Larceny or Embezzlement committed by any of the
partners  officers or employees of such Employers
 whether acting alone or in collusion with others
an assignment of such of the Insured  s rights and
causes of action as it may have against such Employers
by reason of such acts so committed shall  to the extent
 of
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such payment  be given by the Insured to the
Underwriter  and the Insured shall execute all
papers necessary to secure to the Underwriter the rights
 herein provided for
SECTION 4   	LOSS NOTICE PROOF LEGAL PROCEEDINGS

This Bond is for the use and benefit only of the
Insured named in the Declarations and the Underwriter
shall not be liable hereunder for loss sustained by
anyone other than the Insured unless the Insured
in its sole discretion and at its option  shall
 include such loss in the Insureds proof of loss
 At the earliest practicable moment after discovery
 of any loss hereunder the Insured shall give the
Underwriter written notice thereof and shall also within
six months after such discovery furnish to the
Underwriter affirmative proof of loss with full
particulars   If claim is made under this Bond
 for loss of securities or shares  the Underwriter
 shall not be liable unless each of such securities
 or shares is identified in such proof of loss by a
 certificate or Bond number or  where such securities
 or shares are uncertificated  by such identification
means as agreed to by the Underwriter   The Underwriter
shall have thirty days after notice and proof of loss
 within which to investigate the claim  and this shall
apply notwithstanding the loss is made up wholly or in
part of securities of which duplicates may be obtained
Legal proceedings for recovery of any loss hereunder shall
not be brought prior to the expiration of sixty days after
 such proof of loss is filed with the Underwriter nor after
the expiration of twenty four months from the discovery of
 such loss  except that any action or proceeding to recover
 hereunder on account of any judgment against the Insured
in any suit mentioned in General Agreement C or to recover
 attorneys   fees paid in any such suit  shall be begun
 within twenty four months from the date upon which
 the judgment in such suit shall become final   If any
limitation embodied in this Bond is prohibited by any law controlling the construction hereof such limitation shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law
Discovery occurs when the Insured
a
becomes aware of facts  or

b
receives written notice of an actual or potential
 claim by a third party which alleges that the Insured is liable under circumstance which would cause a reasonable person to assume that a loss covered by the Bond has been or will be incurred even though the exact amount or details of loss may not be then known

SECTION 5   	VALUATION OF PROPERTY
The value of any Property  except books of accounts
 or other records used by the Insured in the conduct
 of its business  for the loss of which a claim shall
 be made hereunder  shall be determined by the average
 market value of such Property on the business day
 next preceding the discovery of such loss provided
 however  that the value of any Property replaced by
the Insured prior to the payment of claim therefor
shall be the actual market value at the time of
 replacement
 and further provided that in case of a loss or
 misplacement
 of interim certificates  warrants  rights  or other
 securities  the production which is necessary to the
 exercise of subscription  conversion  redemption or
 deposit privileges  the value thereof shall be the market
 value of such privileges immediately preceding the
expiration thereof if said loss or misplacement is
not discovered until after their expiration   If no market
 price is quoted for such Property or for such privileges
 the value shall be fixed by agreement between the
 parties or by arbitration
In case of any loss or damage to Property consisting of
 books of accounts or other records used by the Insured
in the conduct of its business  the Underwriter shall
be liable under this Bond only if such books or records
are actually reproduced and then for not more than the
 cost of blank books  blank pages or other materials plus
 the cost of labor for the actual transcription or copying
of data which shall have been furnished by the Insured in
order to reproduce such books and other records
SECTION 6   	VALUATION OF PREMISES AND FURNISHINGS

In case of damage to any office of the Insured  or loss
of or damage to the furnishings  fixtures  stationary
supplies  equipment  safes or vaults therein  the
Underwriter shall not be liable for more than the actual
cash value thereof  or for more than the actual cost of
 their replacement or repair   The Underwriter may  at its
 election  pay such actual cash value or make such
 replacement or repair   If the Underwriter and the Insured
 cannot agree upon such cash value or such cost or
 replacement or repair  such shall be determined by
arbitration
SECTION 7   	LOST SECURITIES
If the Insured shall sustain a loss of securities the total
value of which is in excess of the limit stated in Item 3
 of the Declarations of this Bond  the liability of the
Underwriter shall be limited to payment for  or duplication
 of  securities having value equal to the limit stated
in Item 3 of the Declarations of this Bond
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If the Underwriter shall make payment to the Insured for any loss of securities the Insured shall thereupon assign to the Underwriter all of the Insureds rights title and interests in and to said securities
With respect to securities the value of which do not
 exceed the Deductible Amount at the time of the
discovery of the loss and for which the Underwriter
 may at its sole discretion and option and at the request
 of the Insured issue a Lost Instrument Bond or Bonds
 to effect replacement thereof  the Insured will pay
the usual premium charged therefor and will indemnify the
 Underwriter against all loss or expense that the Underwriter may sustain because of the issuance of such Lost Instrument Bond or Bonds
With respect to securities the value of which exceeds
 the Deductible Amount at the time of discovery of the loss and for which the Underwriter may issue or arrange for the issuance of a Lost Instrument Bond or Bonds
 to effect replacement thereof  the Insured agrees that
it will pay as premium therefor a proportion of the usual
 premium charged therefor said proportion being equal to the percentage that the Deductible Amount bears to the value of the securities upon discovery of the loss and that it will indemnify the issuer of said Lost Instrument Bond or Bonds against all loss and expense that is not recoverable from the Underwriter under the terms and conditions of this INVESTMENT COMPANY BOND subject to the Limit of Liability hereunder
SECTION 8   SALVAGE
In case of recovery  whether made by the Insured or by
the Underwriter  on account of any loss in excess of
the Limit of Liability hereunder plus the Deductible
Amount applicable to such loss from any source other than
 suretyship insurance reinsurance security or indemnity taken by or for the benefit of the Underwriter the net amount
of such recovery  less the actual costs and expenses of
 making same  shall be applied to reimburse the Insured
 in full for the excess portion of such loss and the remainder if any shall be paid first in reimbursement of the Underwriter and thereafter in reimbursement of the Insured for that part of such loss within the Deductible
 Amount   The Insured shall execute all necessary papers to
 secure to the Underwriter the rights provided for herein
SECTION 9   NON REDUCTION AND NON
ACCUMULATION OF LIABILITY AND
TOTAL LIABILITY

At all times prior to termination hereof this Bond shall continue in force for the limit stated in the applicable sections of Item 3 of the Declarations of this Bond notwithstanding any previous loss for which the Underwriter may have paid or be liable to pay hereunder PROVIDED however that regardless of the number of years this
Bond shall continue in force and the number of premiums
 which shall be payable or paid the liability of the Underwriter under this Bond with respect to all loss resulting form
a
any one act of burglary robbery or hold-up or attempt thereat in which no Partner or Employee is concerned or implicated shall be deemed to be one loss or

b
any one unintentional or negligent act on the part of any one person resulting in damage to or destruction or misplacement of Property shall be deemed to be one loss or

c
all wrongful acts other than those specified in a
 above of any one person shall be deemed to be one loss or

d
all wrongful acts  other than those specified in
 a above  of one or more persons which dishonest
 acts or acts of Larceny or Embezzlement include
but are not limited to  the failure of an Employee
to report such acts of others   whose dishonest act
 or acts intentionally or unintentionally knowingly or unknowingly directly or indirectly aid or aids in any way or permits the continuation of the dishonest act or acts of any other person or persons shall be deemed to be one loss with the act or acts of the persons aided or

e
any one casualty or event other than those specified in a b c or d preceding shall be deemed to be one loss and shall be limited to the applicable Limit of Liability stated in Item 3 of the Declarations of this Bond irrespective of the total amount of such loss or losses and shall not be cumulative in amounts from year to year or from period to period



Sub-section c is not applicable to any situation
 to which the language of sub section d applies
SECTION 10   LIMIT OF LIABILITY
With respect to any loss set forth in the PROVIDED
 clause of Section 9 of this Bond which is
 recoverable or recovered in whole or in part under
 any other Bonds or Policies issued by the Underwriter
 to the Insured or to any predecessor in interest of
 the Insured and terminated or cancelled or allowed
 to expire and in which the period for discovery has
 not expired at the time any such loss thereunder
is discovered  the total liability of the
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Underwriter under this Bond and under other Bonds or Policies shall not exceed in the aggregate the amount carried hereunder on such loss or the amount available to the Insured under such other Bonds or Policies as limited by the terms and conditions thereof for any such loss if the latter amount be the larger
SECTION 11   OTHER INSURANCE
If the Insured shall hold as indemnity against any loss covered hereunder any valid and enforceable insurance or suretyship the Underwriter shall be liable hereunder only for such amount of such loss which is in excess of the amount of such other insurance or suretyship not exceeding however the Limit of Liability of this Bond applicable to such loss
SECTION 12   DEDUCTIBLE
The Underwriter shall not be liable under any of the Insuring Agreements of this Bond on account of loss as specified  respectively  in sub sections a  b  c  d and

e of Section 9  Non-Reduction And Nonaccumulation Of
 Liability And Total Liability  unless the amount of such
loss  after deducting the net amount of all reimbursement
 and or recovery obtained or made by the insured  other
than from any Bond or Policy of insurance issued by an
 insurance company and covering such loss  or by the
Underwriter on account thereof prior to payment by the Underwriter of such loss shall exceed the Deductible
Amount
 set forth in Item 3 of the Declarations hereof herein
called Deductible Amount and then for such excess only
 but in no event for more than the applicable Limit of
 Liability stated in Item 3 of the Declarations
The Insured will bear  in addition to the Deductible
 Amount  premiums on Lost Instrument Bonds as set forth
 in Section 7
There shall be no deductible applicable to any loss under
 Insuring Agreement A sustained by any Investment Company
 named as Insured herein
SECTION 13   TERMINATION
The Underwriter may terminate this Bond as an entirety by
 furnishing written notice specifying the termination date
 which cannot be prior to 90 days after the receipt of such written notice by each Investment Company named as Insured and the Securities and Exchange Commission  Washington
 D  C
 The Insured may terminate this Bond as an entirety by
 furnishing written notice to the Underwriter   When the
 Insured cancels  the Insured shall furnish written notice
 to the Securities and Exchange Commission  Washington
  D  C
 prior to 90 days before the effective date of the
termination   The Underwriter shall notify all other
 Investment Companies named as Insured of the receipt of such termination notice and the termination cannot be effective prior to 90 days after receipt of written notice by all
other Investment Companies   Premiums are earned until the
termination date as set forth herein
This Bond will terminate as to any one Insured
 other than a registered management investment company immediately upon taking over of such Insured by a receiver or other liquidator or by State or Federal officials or immediately upon the filing of a petition under any State or Federal statute relative to bankruptcy or reorganization
 of the Insured  or assignment for the benefit of creditors
 of the Insured or immediately upon such Insured ceasing to exist whether through merger into another entity or by disposition of all of its assets
This Bond will terminate as to any registered management investment company upon the expiration of 90 days after written notice has been given to the Securities and Exchange Commission Washington D C
The Underwriter shall refund the unearned premium computed as short rates in accordance with the standard short rate cancellation tables if terminated by the Insured or pro
 rata if terminated for any other reason
This Bond shall terminate
a
as to any Employee as soon as any partner  officer or
 supervisory Employee of the Insured who is not in collusion with such Employee shall learn of any dishonest or fraudulent acts including Larceny or Embezzlement on the part of such
 Employee without prejudice to the loss of any Property then in transit in the custody of such Employee and upon the
expiration of ninety   90   days after written notice has been
given to the Securities and Exchange Commission
Washington  D  C   See Section 16d and to the Insured Investment
 Company  or

b
as to any Employee 90 days after receipt by each Insured and by the Securities and Exchange Commission of a written notice from the Underwriter of its desire to terminate this Bond as to such Employee  or

c
as to any person  who is a partner  officer or employee of any
 Electronic Data Processor covered under this Bond from and after the time that the Insured or any partner or officer thereof not in collusion with such person shall have knowledge of information that such person has



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committed any dishonest or fraudulent acts including Larceny or Embezzlement in the service of the Insured or otherwise whether such act be committed before or after the time this Bond is effective

SECTION 14   	RIGHTS AFTER TERMINATION OR CANCELLATION
At any time prior to the termination or cancellation of this Bond as an entirety whether by the Insured or the Underwriter the
 Insured may give to the Underwriter
notice that if desires
 under this Bond an additional period
of 12 months within which
 to discover loss sustained by the
Insured prior to the effective
 date of such termination or
cancellation and shall pay an
additional premium therefor

Upon receipt of such notice from the Insured the Underwriter shall give its written consent thereto
provided  however  that such
 additional period of time shall
terminate immediately

a
on the effective date of any other insurance obtained by the Insured its successor in business or any other party replacing in whole or in part the insurance afforded by this Bond whether or not such other insurance provides coverage for loss sustained prior to its effective date  or

b
upon takeover of the Insured  s business by any State or Federal official or agency  or by any receiver or liquidator  acting or appointed for this purpose without the necessity of the Underwriter
 giving notice of such termination   In the event that such
additional period of time is terminated as provided above the Underwriter shall refund any unearned premium


The right to purchase such additional period for the discovery of loss may not be exercised by any State or Federal official or agency or by any receiver or liquidator acting or appointed to take over the Insureds business for the operation or for the liquidation thereof or for any other purpose

SECTION 15   CENTRAL HANDLING OF SECURITIES
Securities included in the systems for the central handling
 of securities established and maintained by Depository Trust Company Midwest Depository Trust Company Pacific Securities Depository Trust Company and Philadelphia Depository Trust
Company  hereinafter called Corporations  to the extent of
 the Insured  s interest therein as effective by the making
of appropriate entries on the books and records of such
 Corporations shall be deemed to be Property
The words   Employee   and   Employees   shall be deemed to
include the officers  partners  clerks and other employees
 of the New York Stock Exchange  Boston Stock Exchange
 Midwest Stock Exchange  Pacific Stock Exchange and
 Philadelphia Stock Exchange  hereinafter called Exchanges
 and of the above named Corporations  and of any nominee
 in whose name is registered any security included within
the systems for the central handling of securities established and maintained by such Corporations  and any employee of
any recognized service company  while such officers  partners clerks and other employees and employees of service companies perform services for such Corporations in the operation of
such systems   For the purpose of the above definition a recognized
service company shall be any company providing clerks or other personnel to said Exchanges or Corporation on a contract basis
The Underwriter shall not be liable on account of any losses in connection with the central handling of securities within the systems established and maintained by such Corporations
 unless such losses shall be in excess of the amounts recoverable or recovered under any Bond or Policy if insurance indemnifying such Corporations against such losses and then the Underwriter shall be liable hereunder only for the Insureds share of such excess losses but in no event for more than the Limit of
Liability applicable hereunder
For the purpose of determining the Insured s share of excess losses it shall be deemed that the Insured has an interest in any certificate representing any security included within such systems equivalent to the interest the Insured then has in all certificates representing the same security included
within such systems and that such Corporation shall use their best judgment in apportioning the amounts recoverable or
 recovered under any Bond or Policy of insurance indemnifying such Corporations against such losses in connection with the central handling of securities within such systems among all those having an interest as recorded by appropriate entries
 in the books and records of such Corporations in Property
involved in such losses on the basis that each such interest shall share in the amounts so recoverable or recovered in
 the ratio that the value of each such interest bears to the total value of all such interests and that the Insured  s
share of such excess losses shall be the amount of the
Insured  s interest in such Property in excess of the amounts so apportioned to the Insured by such Corporations
This Bond does not afford coverage in favor of such
Corporations or Exchanges or any nominee in whose
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name is registered any security included within the systems for the central handling of securities established and maintained by such Corporations and upon payment to the
 Insured by the Underwriter on account of any loss  es   within
the systems  an assignment of such of the Insureds rights and causes of action as it may have against such Corporations or Exchanges shall to the extent of such payment be given by the Insured to the Underwriter and the Insured shall execute all papers necessary to secure to the Underwriter the rights
 provided
for herein
SECTION 16   	ADDITIONAL COMPANIES INCLUDED AS INSURED
If more than one corporation co-partnership or person or any combination of them be included as the Insured herein
  a
the total liability of the Underwriter hereunder for loss or losses sustained by any one or more or all of them shall not exceed the limit for which the Underwriter would be liable hereunder if all such loss were sustained by any one of them

  b
the one first named herein shall be deemed authorized to make adjust and receive and enforce payment of all claims hereunder and shall be deemed to be the agent of the others for such purposes and for the giving or receiving of any notice required or permitted to be given by the terms hereof provided that the Underwriter shall furnish each named Investment Company with a copy of the Bond and with any amendment thereto  together with a copy of each formal filing of the settlement of each such claim prior to the execution of such settlement

  c
the Underwriter shall not be responsible for the proper application of any payment made hereunder to said first named Insured

  d
knowledge possessed or discovery made by any partner officer or supervisory Employee of any Insured shall for the purpose of
Section 4 and Section 13 of this Bond constitute knowledge or discovery by all the Insured and

  e
if the first named Insured ceases for any reason to be
 covered under
this Bond then the Insured next named shall thereafter be considered as the first named Insured for the purposes of this Bond



SECTION 17   NOTICE AND CHANGE OF CONTROL
Upon the Insureds obtaining knowledge of a transfer of its outstanding voting securities which results in a change in
control   as set forth in Section 2  a     9   of the Investment
 Company Act of 1940   of the Insured  the Insured shall
 within thirty   30   days of such knowledge give written
notice to the Underwriter setting forth
  a
the names of the transferors and transferees   or the names
of the beneficial owners if the voting securities are
requested
 in another name    and

  b
the total number of voting securities owned by the
transferors
and the transferees   or the beneficial owners    both
immediately
before and after the transfer  and

  c
the total number of outstanding voting securities



As used in this section control means the power to exercise a controlling influence over the management or Policies of the Insured Failure to give the required notice shall result in termination of coverage of this Bond effective upon the date of stock transfer for any loss in which any transferee is concerned or implicated

Such notice is not required to be given in the case of an Insured which is an Investment Company
SECTION 18   CHANGE OR MODIFICATION
This Bond or any instrument amending or effecting same may not
be changed or modified orally   No changes in or modification thereof
 shall be effective unless made by written Endorsement issued to form a part hereof over the signature of the Underwriter s Authorized
 Representative   When a Bond covers only one Investment Company no
 change or modification which would adversely affect the rights of the Investment Company shall be effective prior to 60 days after written notification has been furnished to the Securities and
Exchange Commission  Washington
D  C   by the Insured or by the Underwriter   If more than one
 Investment Company is named as the Insured herein the Underwriter shall give written notice to each Investment Company and to the
 Securities and Exchange Commission  Washington  D  C   not less
 than 60 days prior to the effective date of any change or modification which would adversely affect the rights of such Investment Company
IN WITNESS WHEREOF  the Underwriter has caused
this Bond to be
 executed on the Declarations Page
MEFS1132   Ed   03 11
FI 88 01   Ed   10 11

FORMS AND RIDERS SCHEDULE
It is hereby understood and agreed the following forms and
riders are attached to and are a part of this bond
Form No     Edition  Date Added * or Date Deleted
 Form Description  Rider No     if applicable
MEFS1131 03-11  Investment Company Bond Dec Page
MEFS1132 03-11  Investment Company Bond
MEFS1032 03-12  Insuring Agreement L Computer Systems  1
MEFS1136 03-12  Newly Established Funds  2
FI7053 04-13  Confidential Information And Data Breach
Clarifying Rider
 3
IL7324 08-12  Economic And Trade Sanctions Clause
IL7268 09-09  In Witness Clause
If not at inception

SR F9808   Ed   08 95


RIDER NO   1
INSURING AGREEMENT   L   COMPUTER SYSTEMS
To be attached to and form part of Investment Company Bond
Bond No   FS 2346264 07 00 In favor of Small Cap Value Fund
 Inc
It is agreed that
1   	The attached Bond is hereby amended by adding to it
an additional INSURING AGREEMENT as follows  INSURING AGREEMENT
   L   COMPUTER SYSTEMS
Loss resulting directly from a fraudulent

  1
entry of data into  or


  2
change of data elements or programs within a Computer System provided that fraudulent entry or change causes


  a
Property to be transferred paid or delivered

  b
an account of the Insured or of its customer to be added deleted debited or credited or

  c
an unauthorized account or a fictitious account to be debited or credited;



  3
voice instructions or advices having been transmitted to the
 Insured or its agent  s   by telephone


and provided further  the fraudulent entry or change is made or caused by an individual acting with the manifest intent to
  i
cause the Insured or its agent  s   to sustain a loss  and

  ii
obtain financial benefit for that individual or for other persons intended by that individual to receive a financial benefit


  iii   and further provided such voice instructions or advices

  a
were made by a person who purported to represent an individual authorized to make such voice instructions or advices and

  b
were electronically recorded by the Insured or its agent  s


  4   	It shall be a condition to recovery under the Computer
 Systems Rider that the Insured or its agent  s   shall to the bes
t of their ability electronically record all voice instructions or advices received over the telephone
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The Insured or its agent  s   warrant that they shall make their
 best efforts to maintain the electronic recording system on a
continuous basis   Nothing  however  in this Rider shall bar the
Insured from recovery where no recording is available because of mechanical failure of the device used in making such recording or because of failure of the media used to record a conversation from
any cause  or error or omission of any Employee  s   or agent  s   of
 the Insured
SCHEDULE OF SYSTEMS
Any System Utilized by the Insured
2   	As used in this Rider  Computer System means
  a
computers with related peripheral components including storage components wherever located

  b
systems and applications software

  c
terminal devices


  d
related communication networks or customer communication systems and

  e
related Electronic Funds Transfer Systems by which data
 are electronically collected transmitted processed stored and retrieved



3   	In addition to the Exclusions in the attached Bond
 the following Exclusions are applicable to this Insuring Agreement
  a
loss resulting directly or indirectly from the theft of confidential information material or data and

  b
loss resulting directly or indirectly from entries or
changes made by an individual authorized to have access to
a Computer System who acts in good faith on instructions
 unless such instructions are given to that individual by
 a software contractor   or by a partner  officer or
employee thereof   authorized by the Insured to design
develop prepare supply service write or implement programs for the Insureds Computer System


4   	The following portions of the attached Bond
are not applicable to this Rider
  a
the initial paragraph of the Bond preceding the Insuring
 Agreements which reads         at any time but discovered
 during the Bond period

  b
CONDITIONS AND LIMITATIONS SECTION 9   NON REDUCTION
AND NON ACCUMULATION OF
LIABILITY AND TOTAL LIABILITY


  c
CONDITIONS AND LIMITATIONS -SECTION 10   LIMIT OF
LIABILITY


5
The coverage afforded by this Rider applies only to loss discovered by the Insured during the period this Rider is in force

6
All loss or series of losses involving the fraudulent
activity of one individual  or involving fraudulent
 activity in which one individual is implicated
 whether or not that individual is specifically
identified  shall be treated as one loss   A series
of losses involving unidentified individuals but arising from the same method of operation may be deemed by the Underwriter to involve the same individual and in that event shall be treated as one loss

7
The Limit of Liability for the coverage provided by this Rider shall be 225 000


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402775


8
The Underwriter shall be liable hereunder for
 the amount by which one loss shall be in excess
 of 5 000   herein called the Deductible Amount   but
 not in excess of the Limit of Liability stated above

9
If any loss is covered under this Insuring Agreement and any other Insuring Agreement or Coverage the maximum amount payable for such loss shall not exceed the largest amount available under any one
 Insuring Agreement or Coverage

10
Coverage under this Rider shall terminate upon termination
 or cancellation of the Bond to which this Rider is
 attached   Coverage under this Rider may also be
 terminated or cancelled without canceling the Bond as an entirety

  a
90 days after receipt by the Insured of written notice from the Underwriter of its desire to terminate or cancel coverage under this Rider or

  b
immediately upon receipt by the Underwriter of a written
 request from the Insured to terminate or cancel coverage
 under this Rider





The Underwriter shall refund to the Insured the unearned
 premium for this coverage under this Rider   The refund
shall be computed at short rates if this Rider is
 terminated or cancelled or reduces by notice from
or at the insistence of the Insured
11   CONDITIONS AND LIMITATIONS -SECTION 4   LOSS NOTICE
PROOF LEGAL PROCEEDINGS is amended by adding the following
 sentence
Proof of loss resulting from Voice Instructions or advices
 covered under this Bond shall include Electronic Recording of such Voice Instructions of advices
12
Notwithstanding the foregoing  however  coverage afforded
 by this Rider is not designed to provide protection against loss covered under a separate Electronic and Computer
 Crime Policy by whatever title assigned or by whatever
 Underwriter written   Any loss which is covered under
 such separate Policy is excluded from coverage under this Bond and the Insured agrees to make claim for such loss under its separate Policy

13
Nothing herein contained shall be held to vary alter waive or extend any of the terms conditions provisions agreements or limitations of the above mentioned Bond other than as stated herein

14
This Rider shall become effective as of 12 01 a m on 12 26 2015 standard time


MEFS1032   Ed   03 12
SR F9808   Ed   08 95


RIDER NO   2
AUTOMATIC INCREASE FOR NEWLY ESTABLISHED FUNDS
To be attached to and form part of Investment
Company Bond
Bond No   FS 2346264 07 00
In favor of Small Cap Value Fund  Inc
It is agreed that
1
If the Insured shall while this Bond is in force establish any new funds other than by consolidation or merger with purchase or acquisition of assets or liabilities of another institution such funds shall automatically be covered hereunder from the date of such establishment without the payment of additional premium for the remainder of the Bond
Period

2
Notice of any newly established funds during the Bond
 Period are to be made to the Underwriter at the earliest practicable moment and prior to the expiration date of the attached Bond

3
If the Insured shall  while this Bond is in force  require
 an increase in the Limit of Liability of INSURING AGREEMENT
  A   FIDELITY in order to comply with the Securities
and Exchange Commission Rule 17g1 of the Investment
Company Act of 1940   17 Code of Federal Regulations
270  17g1
 due to an increase in asset size of the currently
named funds or via the addition of newly established
 funds by the Insured under the Bond   such increase
 in the Limit of Liability for INSURING AGREEMENT
   A   FIDELITY   as required   shall automatically be
 increased up to the minimum required and mandated
 by S  E  C   Rule 17g1  but shall not exceed an each
 and every loss Limit of Liability of 2 500 000 hereunder from the date of such increase without the payment of additional premium for the remainder of the Bond Period

4
Nothing herein contained shall be held to vary alter waive or extend any of the terms conditions provisions agreements or limitations of the above mentioned Bond other than as stated herein

5
This Rider shall become effective as of 12 01 a m on 12 26 2015 standard time


MEFS1136   Ed   03 12
FI 70 53   Ed   04 13

THIS RIDER CHANGES THE BOND PLEASE READ IT CAREFULLY

RIDER NO   3

CONFIDENTIAL INFORMATION AND DATA BREACH CLARIFYING
RIDER
To be attached to and form part of Financial
Institution
 Bond No   Standard Great American Investment
Company Bond
Bond No   FS 2346264 07 00
In favor of
Small Cap Value Fund  Inc
It is agreed that

1   CONDITIONS AND LIMITATIONS  Section 2   Exclusions
 is amended to include Confidential Information Loss
resulting from a   Theft  disappearance  destruction
or disclosure of the confidential or personal information
of the Insured or another person or entity for which
 the Insured is legally liable including  but not limited
 to patents  trade secrets  personal information
processing methods  customer lists  financial information
 credit card information  intellectual property
health information  or any other type of non public
information
For purposes of coverage that may be attached to
 the Bond by Rider which pertains to Computer Systems
confidential information cannot be Property transferred
A loss otherwise covered under the Computer Systems Rider
   if attached   shall not be excluded by the fact that
confidential information was used to gain access to your
 computer system or to the computer system of your
financial institution in order to cause the fraudulent
 transfer
b   	The use of another person  s or entity  s
confidential or personal information including but not limited to financial information credit card information health information or any other type of non-public information
Data Breach Costs

Loss resulting from fees  costs  fines  penalties and
other expenses which are related to the access or disclosure of another person  s or entity  s confidential information
and the obligations of the Insured to comply with federal
and state privacy laws and Payment Card Industry Data Security
 Standards   if applicable   arising from a data security breach
including  but not limited to  expenses related to notifying affected individuals when the affected individuals
 financial information credit card information health information or other type of non public information was stolen accessed downloaded or misappropriated while in the care custody or control of the Insured
2
Nothing herein contained shall be held to vary alter waive or extend any of the terms conditions and limitations or provisions of the attached Bond other than as above stated

3
This Rider shall become effective as of 1201 a m on 12 26 2015 standard time


 B0  12 15 2015  FS 2346264 07 00 Great American
 Insurance Company
402775
IL 72 68   Ed   09 09


IN WITNESS CLAUSE

In Witness Whereof we have caused this Policy to be executed and attested and if required by state law this Policy shall not be valid unless countersigned by our authorized representative

PRESIDENT SECRETARY